Exhibit 99.1

NEWS RELEASE	Investor Relations 314/994-2916

FOR IMMEDIATE RELEASE

Arch Resources Updates Executive Succession Plan

Navarre to become board chair at Arch’s 2024 annual meeting in May

Eaves and Chapman to retire as executive chair and lead independent director, respectively

Drexler elected president and will join board of directors at that same meeting

ST. LOUIS, February 22, 2024 – Arch Resources, Inc. (NYSE: ARCH) today announced that – as part of its long-term succession process – Richard A. Navarre will become chair of Arch’s board of directors at the conclusion of the company’s annual stockholders’ meeting on May 7, 2024, succeeding John W. Eaves, who will retire at that time as the company’s executive chair and as a member of the board.

“I am honored that the Arch board has asked me to take on this expanded role and look forward to working with the board, Arch CEO Paul Lang, and the rest of the company’s highly capable management team to help steer the company forward at this exciting time in its development,” Navarre said. “On behalf of the entire board of directors, I want to thank John for his tremendous contributions to Arch’s growth and success during his four-year tenure as executive chair; his eight years as Arch’s CEO; and his 37-year career with the company.”

“Arch is an extraordinary company with a high-performing board, an accomplished management team, and the best workforce anywhere, and it has been the honor of a lifetime to work with this talented and dedicated group over many years,” Eaves said. “Rick is the ideal person to assume the board chair role at this dynamic moment in global coal markets, and I am confident that – under his leadership and with the support of Paul and the rest of the board – the company is positioned to climb to even greater heights in the years ahead.”

James N. Chapman has also announced plans to retire from the Arch board at Arch’s 2024 annual meeting. “Jim has provided invaluable leadership, guidance, direction, and counsel to the board and the management team over the past eight years – first as board chair and more recently as lead independent director,” Lang said. “The company and its stockholders owe Jim a tremendous debt of gratitude for his contributions in helping guide the company during this period of evolution, value creation and growth.”

“Arch is a world-class organization with a highly effective and talented leadership team,” said Chapman. “It has been my distinct honor and privilege to work with the entire organization over the past eight years to develop a world-class metallurgical coal franchise. Arch plays a pivotal role in global steel markets while taking a leadership position in environmental, safety and health stewardship. I fully expect Arch’s leadership team and experienced board to continue the efforts to maximize shareholder value while retaining its commitment to the company’s employees and customers in the years ahead.”

“I am also pleased to report that Arch continues to augment and enhance its long-term succession plan with the elevation of John Drexler to the role of president, effective immediately, and with his nomination for election to the board of directors at the 2024 annual meeting,” Lang added. “John D. has distinguished himself as a strong and capable leader, most recently in the role of chief operating officer and prior to that as the company’s chief financial officer. I look forward to working with John to extend and capitalize on Arch’s position as a highly efficient producer of metallurgical coal; an industry leader in the critical area of sustainability; and a supplier of choice to the world’s fastest growing steel markets.” In addition to the president’s role, Drexler will maintain his responsibilities as chief operating officer.

In addition to his role at Arch, Richard A. Navarre currently serves on the boards of Civeo Corporation and Natural Resource Partners. He is the past chairman and chief executive officer of Covia Corporation and earlier in his career served as president and chief commercial officer and as chief financial officer of Peabody Energy Corporation.

John T. Drexler joined Arch in 1998 and has served as the company’s senior vice president and chief operating officer since 2020. Prior to his current role, he served as Arch’s senior vice president and CFO from 2008 through 2020 and as its vice president of finance and accounting from 2006 through 2008.

Arch Resources is a premier producer of high-quality metallurgical products for the global steel industry. The company operates large, modern and highly efficient mines that consistently set the industry standard for both mine safety and environmental stewardship. Arch Resources from time to time utilizes its website – www.archrsc.com – as a channel of distribution for material company information. To learn more about us and our premium metallurgical products, go to www.archrsc.com.

Forward-Looking Statements: This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and future plans, and often contain words such as “should,” “could,” “appears,” “estimates,” “projects,” “targets,” “expects,” “anticipates,” “intends,” “may,” “plans,” “predicts,” “believes,” “seeks,” “strives,” “will” or variations of such words or similar words. Actual results or outcomes may vary significantly, and adversely, from those anticipated due to many factors, including: loss of availability, reliability and cost-effectiveness of transportation facilities and fluctuations in transportation costs; operating risks beyond our control, including risks related to mining conditions, mining, processing and plant equipment failures or maintenance problems, weather and natural disasters, the unavailability of raw materials, equipment or other critical supplies, mining accidents, and other inherent risks of coal mining that are beyond our control; inflationary pressures and availability and price of mining and other industrial supplies; changes in coal prices, which may be caused by numerous factors beyond our control, including changes in the domestic and foreign supply of and demand for coal and the domestic and foreign demand for steel and electricity; volatile economic and market conditions; the effects of foreign and domestic trade policies, actions or disputes on the level of trade among the countries and regions in which we operate, the competitiveness of our exports, or our ability to export; the effects of significant foreign conflicts; the loss of, or significant reduction in, purchases by our largest customers; our relationships with, and other conditions affecting our customers and our ability to collect payments from our customers; risks related to our international growth; competition, both within our industry and with producers of competing energy sources, including the effects from any current or future legislation or regulations designed to support, promote or mandate renewable energy sources; alternative steel production technologies that may reduce demand for our coal; our ability to secure new coal supply arrangements or to renew existing coal supply arrangements; cyber-attacks or other security breaches that disrupt our operations, or that result in the unauthorized release of proprietary, confidential or personally identifiable information; our ability to acquire or develop coal reserves in an economically feasible manner; inaccuracies in our estimates of our coal reserves; defects in title or the loss of a leasehold interest; the availability and cost of surety bonds, including potential collateral requirements; we may not have adequate insurance coverage for some business risks; disruptions in the supply of coal from third parties; decreases in the coal consumption of electric power generators could result in less demand and lower prices for thermal coal; our ability to pay dividends or repurchase shares of our common stock according to our announced intent or at all; the loss of key personnel or the failure to attract additional qualified personnel and the availability of skilled employees and other workforce factors; public health emergencies, such as pandemics or epidemics, could have an adverse effect on our business; existing and future legislation and regulations affecting both our coal mining operations and our customers’ coal usage, governmental policies and taxes, including those aimed at reducing emissions of elements such as mercury, sulfur dioxides, nitrogen oxides, particulate matter or greenhouse gases; increased pressure from political and regulatory authorities, along with environmental and climate change activist groups, and lending and investment policies adopted by financial institutions and insurance companies to address concerns about the environmental impacts of coal combustion; increased attention to environmental, social or governance matters (“ESG”); our ability to obtain and renew various permits necessary for our mining operations; risks related to regulatory agencies ordering certain of our mines to be temporarily or permanently closed under certain circumstances; risks related to extensive environmental regulations that impose significant costs on our mining operations and could result in litigation or material liabilities; the accuracy of our estimates of reclamation and other mine closure obligations; the existence of hazardous substances or other environmental contamination on property owned or used by us and risks related to tax legislation and our ability to use net operating losses and certain tax credits; All forward-looking statements in this press release, as well as all other written and oral forward-looking statements attributable to us or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements contained in this section and elsewhere in this press release. These factors are not necessarily all of the important factors that could cause actual results or outcomes to vary significantly, and adversely, from those anticipated at the time such statements were first made. These risks and uncertainties, as well as other risks of which we are not aware or which we currently do not believe to be material, may cause our actual future results and outcomes to be materially, and adversely, different than those expressed in our forward-looking statements. For these reasons, readers should not place undue reliance on any such forward-looking statements.  These forward-looking statements speak only as of the date on which such statements were made, and we do not undertake, and expressly disclaim, any duty to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by the federal securities laws. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

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